UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2023

RCF ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41039	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1400 Wewatta Street

Suite 850

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 1 (720) 946-1444

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	RCFA.U	The New York Stock Exchange
Class A ordinary shares, 0.0001 par value	RCFA	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	RCFA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

As disclosed by RCF Acquisition Corp. (the “Company”) with the U.S. Securities and Exchange Commission on April 27, 2023, the Company agreed that if the Extension Amendment (as defined below) is approved, it will deposit, beginning on May 16, 2023, and thereafter on the first day of each month (or if such first day is not a business day, on the business day immediately preceding such first day), additional funds into the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) an amount equal to the lesser of (i) $0.03 per public share multiplied by the number of Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares”) of the Company (the “public shares”) then outstanding and not redeemed in connection with the Extension (as defined below) and (ii) $300,000 (or a pro rata portion thereof if less than a full month), until the earlier of (a) the completion of a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses (a “Business Combination”) and (b) the announcement of the Company’s intention to wind up its operations and liquidate (each such deposit, a “Contribution”) in accordance with the Extension. The maximum aggregate amount of all Contributions will not exceed $3,600,000.

In connection with the Extension, on May 11, 2023, the Company issued a convertible promissory note (the “Extension Promissory Note”) to RCF VII Sponsor LLC (the “Sponsor”) with a principal amount up to $3.6 million. The Extension Promissory Note bears no interest and is repayable in full upon the earlier of (a) the effective date of a Business Combination, or (b) the date of the Company’s liquidation. If the Company does not consummate a Business Combination by the Extended Date (as defined below), the Extension Promissory Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Upon maturity, the outstanding principal of the Extension Promissory Note may be converted into warrants, at a price of $1.00 per warrant, at the option of the Sponsor. Such warrants will have terms identical to the warrants issued to the Sponsor in a private placement that closed simultaneously with the IPO. The Contribution and any drawdowns in connection with the Extension are subject to unanimous written consent of the Board and the consent of the Sponsor.

In addition, on May 11, 2023, the Company amended and restated its promissory note with the Sponsor, originally entered into on April 1, 2022 (the “Amended and Restated Note”), to extend the maturity date from the earlier of (i) May 15, 2023 and (ii) the effective date of a Business Combination to the earlier of (i) May 15, 2024 and (ii) a Business Combination.

The foregoing descriptions are qualified in its entirety by reference to the Extension Promissory Note and the Amended and Restated Note, copies of which are attached as Exhibits 10.1 and 10.2 respectively hereto, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant

The information included in Item 1.01 is incorporated by reference in this item to the extent required.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 5.07 is incorporated by reference in this item to the extent required.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 9, 2023, the Company held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”). At the Extraordinary General Meeting, the Company’s shareholders approved several proposals to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) to (i) extend the date by which the Company must consummate a Business Combination from May 15, 2023 to May 15, 2024 (the “Extended Date”) (the “Extension Amendment” or “Extension”), (ii) permit the Company’s board of directors (the “Board”), in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date as determined by the Board and included in a public announcement (the “Liquidation Amendment”), (iii) eliminate from the Charter the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 in connection with the Company’s Business Combination (the “Redemption Limitation Amendment”), and (iv) provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), to convert into Class A Ordinary Shares on a one-for-one basis prior to the closing of Business Combination at the election of the holder (the “Founder Share Amendment”). The Company’s shareholders also voted to re-elect each of Elodie Grant Goodey and Timothy Baker as Class I directors of the board of directors (the “Director Election Proposal”).

The following is a tabulation of the votes with respect to the Extension Amendment, which was approved by the Company’s shareholders:

For	Against	Abstain
24,938,025	155,461	0

The following is a tabulation of the votes with respect to the Liquidation Amendment, which was approved by the Company’s shareholders:

For	Against	Abstain
24,938,025	155,461	0

The following is a tabulation of the votes with respect to the Redemption Limitation Amendment, which was approved by the Company’s shareholders:

For	Against	Abstain
24,938,025	155,461	0

The following is a tabulation of the votes with respect to the Founder Share Amendment, which was approved by the Company’s shareholders:

For	Against	Abstain
24,938,025	155,461	0

The following is a tabulation of the votes with respect to the Director Election Proposal, which was approved by the Company’s shareholders:

For	Against	Abstain
24,938,025	155,461	0

In connection with the Extraordinary General Meeting, shareholders holding an aggregate of 9,985,568 Class A Ordinary Shares exercised their right to redeem their shares for approximately $10.50 per share of the funds held in the Company’s Trust Account, leaving approximately $136.7 million in cash in the Trust Account after satisfaction of such redemptions.

In addition, on May 9, 2023, the Company adopted the amendments to the Charter, effective the same day. A copy of the amendments to the Charter is attached hereto as Exhibit 3.1.

Item 7.01. Regulation FD Disclosure.

On May 15, 2023, the Company issued a press release (the “Press Release”) announcing that each of the proposals presented at the Extraordinary General Meeting were approved and that approximately $136.7 million remained in the Trust Account following redemptions. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filings.

This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.

Item 8.01. Other Events.

On May 9, 2023, pursuant to the terms of the Company’s Charter, as amended by the amendments to the Charter, the holders of the Class B Ordinary Shares, totaling 5,750,000 Class B Ordinary Shares, elected to convert 5,749,999 Class B Ordinary Share held by them on a one-for-one basis into Class A Ordinary Shares, with immediate effect. Following such conversion, as of May 9, 2023, the Company had an aggregate of 18,764,431 Class A Ordinary Shares issued and outstanding and one Class B Ordinary Share issued and outstanding.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

3.1	Amendment to the Registrant’s Amended and Restated Memorandum and Articles of Association.

10.1	Promissory Note issued to RCF VII Sponsor LLC.

10.2	Amended and Restated Promissory Note issued to RCF VII Sponsor LLC.

99.1	Press Release, dated as of May 15, 2023.

104	Cover Page Interactive Data File-Embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCF ACQUISITION CORP.

By:	/s/ Sunny S. Shah
Name:	Sunny S. Shah
Title:	Chief Executive Officer and Director

Date: May 15, 2023

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